Exhibit 99.1

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[LOGO]

TEPPCO Partners, L.P.

Follow-on Equity Offering

May 2005

Forward-Looking Statements

•                  The material and information furnished in this presentation contains forward looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

[LOGO]

Management Representatives

Barry Pearl
President and Chief Executive Officer

Chuck Leonard
Chief Financial Officer

Investment Considerations

•                  Strong asset positions in diversified businesses

•                  Visible internal growth prospects

•                  Disciplined approach to acquisitions

•                  Financial strength to fund growth initiatives

•                  Experienced personnel with customer service orientation

•                  Long-term track record of distribution growth

•                  Strict governance to ensure continued stakeholder trust and confidence

TEPPCO Partners, L.P.

•                  One of the largest and oldest Publicly Traded Partnerships

•                  Formed in 1990 with headquarters in Houston, Texas

•                  Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

[GRAPHIC]

Impact of GP Ownership Change

•                  TEPPCO’s management and business strategy unchanged with EPCO’s purchase of the general partner

•                  TPP and EPD will operate separately with appropriate governance structures

•                  Separate and independent boards of directors and management teams

•                  Separate business locations; no sharing of commercial information

•                  Potential administrative cost savings

•                  EPCO has proven track record of enhancing MLP unitholder value

DFI GP Holdings L.P.	100%	[LOGO]

100%

Texas Eastern Products Pipeline Company, LLC	3.9% LP
(G.P.)

2% GP

TEPPCO		Public
Partners, L.P.		Unitholders
(Partnership)
94.1% LP

TEPPCO Corporate Strategy

Our Goal: To grow sustainable cash flow and distributions

•                  Focus on internal growth prospects

•                  Increase pipeline system and terminal throughput

•                  Expand/upgrade existing assets and services

•                  Construct new pipelines, terminals and facilities

•                  Target accretive acquisitions that provide attractive growth potential

•                  Operate in a safe, efficient and environmentally responsible manner

•                  Continue track record of consistent annual distribution growth

Volume Growth & Diversification

[CHART]

Consistent EBITDA(1) Growth

[CHART]

Notes:

(1)          EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

(2)          Midpoint of expected range

TEPPCO’s Three Business Segments

[PHOTO]

•   Upstream Segment

Crude oil gathering, transportation, storage and marketing

[PHOTO]

•   Midstream Segment

Natural gas gathering and natural gas liquids transportation and fractionation

[PHOTO]

•   Downstream Segment

Refined products, LPG, and petrochemical transportation, storage and terminaling

Upstream Business Growth Strategy

•                  Strengthen market position around existing asset base

•                  Focus activity in West Texas, South Texas and Red River areas

•                  Increase margins by improving/expanding services and reducing costs

•                  Realize full potential of Seaway assets

•                  Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers

•                  Maximize value of strong Texas City marine terminal position

•                  Pursue strategic acquisitions to complement existing assets

[GRAPHIC]

Upstream Segment EBITDA Contribution

[CHART]

Note:

(1)                                  Midpoint of expected EBITDA range

•                  Earnings growth from strong Seaway Pipeline volumes, completion of Genesis asset integration and Basin pipeline expansions

•                  Recent Cushing tankage and South Texas pipeline acquisitions provide additional growth opportunities

•                  2005 results impacted by pipeline integrity costs

Downstream Business Growth Strategy

•                  Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall

•                  Pursue growth of TEPPCO/Centennial market share:

•                  Expand deliveries to existing markets and develop new markets

•                  Pursue growth of LPG market share

•                  Recent pipeline expansions and operating performance improve TEPPCO’s competitive position

•                  Pursue acquisitions both adjacent to and outside TEPPCO system

•                  Enhance refined products and petrochemical storage business

[GRAPHIC]

Midwest Refined Products Supply

Gulf Coast Production Will Continue To Support Projected Midwest Supply Shortfall

[GRAPHIC]

Downstream Segment EBITDA Contribution

[CHART]

Notes:

(1) Excludes $19 mm Pennzoil settlement

(2) Midpoint of expected EBITDA range

•                  Centennial Pipeline provides capacity for long-term earnings growth

•                  TEPPCO system pipeline and terminal investments provide additional long-term growth potential

•                  Pipeline integrity costs decrease in 2005

Midstream Business Growth Strategy

•                  Strong portfolio of high quality assets in prolific natural gas producing basins

•                  Assets positioned in active basins important to future domestic gas supply

•                  Realize full potential of existing assets

•                  Increase throughput on Val Verde, Jonah and Chaparral systems

•                  Expand capacity to support reserves and production growth

•                  Pursue acquisitions providing long-lived, fee-based cash flows

[GRAPHIC]

Val Verde Gas Gathering System

•                  One of the largest Coal Bed Methane gas gathering and treating facilities in San Juan Basin

•                  Fee based services with long-term reserves dedications

•                  1 BCF/day gathering capacity

•                  Near-term volume growth from Coal Bed Methane infill drilling and connections to adjacent systems

•                  Expect improvement over recent pace of infill well completions

•                  Black Hills (conventional) and Red Cedar (coal bed methane) connections provide access to additional gas reserves

•                  Existing capacity and asset quality provides platform for additional gas production and enhanced services

[CHART]

Jonah Gas Gathering System

•                  Serves one of the most prolific onshore natural gas basins in North America

•                  Provides fee-based services with long-term reserves dedications

•                  Throughput more than doubled since TEPPCO purchase in 2001, with 1Q 2005 volumes averaging 1.1 BCF/day

•                  Recent level of drilling activity expected to continue

•                  Limited year-round drilling recently approved for Pinedale field

•                  Increased well density expected during 2005 for both Jonah and Pinedale fields

•                  Potential for substantial additional investment opportunities

[CHART]

Jonah System Phase IV Expansion Project

•                  Expansion will increase Jonah system capacity to 1.5 BCF/day

•                  46 miles of new 20”– 24” pipeline between Paradise and Bird Canyon stations

•                  Incremental 33,300 horsepower of compression

•                  New Paradise compressor station

•                  Additional compressors at Falcon and Bird Canyon stations

•                  Total capital investment: $122 million

•                  Expected completion in 4th quarter 2005

[GRAPHIC]

Midstream Segment EBITDA Contribution

[CHART]

Note:

(1)          Midpoint of expected EBITDA range

•                  Jonah growth continues in 2005 with increased volumes from 2004 compression project

•                  Val Verde growth from infill drilling and connections to new gas production

Diversified Organic Growth Opportunities

In 2005, TEPPCO plans to spend $200 million to fund internal growth projects and recent incremental acquisitions

[GRAPHIC]

Strategically positioned asset base provides accretive organic growth projects in each segment

Strong Balance Sheet

($mm)
3/31/05 Actual
Debt (1)	1,519.3

Equity	1,011.4

Total Capitalization	2,530.7

Debt/Total Capitalization (%)	60.0

Debt/LTM EBITDA	4.3

% Fixed Debt (%)	58.0

Note:

(1) Net of FAS 133 fair value adjustments.

2005 Outlook

•                  Expected 2005 EBITDA in range of $375mm to $395mm

•                  Revenue growth opportunities across all business segments

•                  Outlook improved with strong 1st quarter performance and recent acquisitions

•                  Key factors impacting performance include:

•                  Continuation of upstream performance trend

•                  Growth of refined products volumes

•                  Normal pattern of LPG deliveries to Midwest and Northeast markets

•                  Continued strong Jonah and Pinedale drilling activity

•                  Improved pace of Val Verde infill development

•                  Moderation of compliance costs

Consistent Distribution Growth

12 consecutive years of increased distributions

[CHART]

Attractive Unitholder Returns

[CHART]

Investment Considerations

•                  Strong asset positions in diversified businesses

•                  Visible internal growth prospects

•                  Disciplined approach to acquisitions

•                  Financial strength to fund growth initiatives

•                  Experienced personnel with customer service orientation

•                  Track record of consistent distribution growth

•                  Strict governance to ensure continued stakeholder trust and confidence

[LOGO]

NYSE: TPP

Reconciliation of Non-GAAP Measures

($mm)

	2005E(1)	2004	2003	2002	2001	2000
EBITDA
Net Income	179	142	126	118	109	77
Interest Expense-Net	80	72	84	66	62	45
Depreciation & Amortization (D&A)	103	113	101	86	46	36
TEPPCO Prorata
Percentage of Joint Venture
Interest Expense and D&A	23	22	20	12	9	3
Total EBITDA	385	349	331	282	226	161

Note:

(1)          4/25/05 earnings release indicated a 2005E EBITDA range of $375–$395 million

Reconciliation of Non-GAAP Measures

($mm) 2004

	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	71	83	33	187
Depreciation & Amortization (D&A)	43	57	13	113
Other-Net	1	—	—	1
Equity Earnings (Losses)	(3)	—	29	26
TEPPCO Prorata
Percentage of Joint Venture
Interest Expense and D&A	15	—	7	22
Total EBITDA	127	140	82	349
Percentage of Total	36%	40%	24%	100%

($mm) 2005(1)

	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	103	102	32	237
Depreciation & Amortization (D&A)	37	53	13	103
Other-Net	1	—	—	1
Equity Earnings (Losses)	(2)	—	23	21
TEPPCO Prorata
Percentage of Joint Venture
Interest Expense and D&A	16	—	7	23
Total EBITDA	155	155	75	385
Percentage of Total	40%	40%	20%	100%

Note:

(1)          4/25/05 earnings release indicated a 2005E EBITDA range of $375–$395 million